GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Growth Opportunities Fund

(the “Fund”)

Supplement dated July 23, 2013 to the

Prospectuses dated April 30, 2013, as supplemented (the “Prospectuses”)

Effective immediately, the Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2006; Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2011; and Craig Glassner, Vice President, has managed the Fund since 2013.

The following is added to the table in the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Craig Glassner Vice President	Portfolio Manager— Growth Opportunities	Since 2013	Dr. Glassner joined the Investment Adviser in 2005. Dr. Glassner is a portfolio manager and focuses on Small/Mid and Mid Cap Growth strategies in addition to covering the biotechnology, pharmaceutical and healthcare industries. Previously, he was a vice president and research analyst at Bear Sterns. Prior to that, Dr. Glassner was a practicing physician.

This Supplement should be retained with your Prospectuses for future reference.

VITGOPPMSTK 07-13